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                                                                    EXHIBIT 10.5

                                 TFC LETTERHEAD

Textron Financial Corporation                            333 East River Drive
Subsidiary of Textron Inc.                               Suite 104
                                                         East Hartford, CT 06108
                                                         (860) 282-7776 Phone
                                                         (860) 282-9053 Fax

Mr. Scott A. Silvay, Vice President
Webster Bank
344 Main Street
Kensington, CT 06037

Bank of Scotland
566 Fifth Avenue
New York, NY 10017

Robert E. Mead, Chief Executive Officer
Silverleaf Resorts, Inc.
1221 Riverbend Drive, Suite 105
Dallas, TX 75221

July ___, 2004

RE: $71,000,000 credit facility [Tranche B] (the "Loan") provided to Silverleaf Resorts, Inc. ("Borrower") pursuant to that certain Amended and Restated Loan, Security and Agency Agreement (Tranche B) dated as of April 30, 2002, as amended by that certain Letter Amendment dated March 27, 2003, as further amended by the First Amendment to Amended and Restated Loan, Security and Agency Agreement dated as of December 19, 2003, and as further amended by that certain Letter Amendment dated March 5, 2004 (the "Loan Agreement")

Ladies and Gentlemen:

Reference is hereby made to the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

This letter agreement ("Letter Agreement") shall confirm that, for purposes of the Loan Agreement and all Loan Documents (including Section 3.1 of the Loan Agreement) the Silverleaf Finance II Stock and the Silverleaf Finance II Subordinated Note shall secure the Term Loan Component, the Revolving Loan Component, the Existing Inventory Loan (as such term is defined in the inventory Loan Agreement) and the New Inventory Loan (as such term is defined in the Inventory Loan Agreement) as follows:

      (a) The Term Loan Component shall be secured by a subordinate security interest in the Silverleaf Finance II

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            Stock and the Silverleaf Finance II Subordinated Note subject to the terms and conditions set forth in the SPV Subordination Agreement;

      (b) The Revolving Loan Component and the Existing Inventory Loan shall be secured, pari passu, by a subordinate security interest in the Silverleaf Finance II Stock and the Silverleaf Finance II Subordinated Note subject to the security interest securing the Term Loan Component and subject to the terms and conditions set forth in the SPV Subordination Agreement;

      (c) The New Inventory Loan shall be secured by a subordinate security interest in the Silverleaf Finance II Stock and the Silverleaf Finance II Subordinated Note subject to the security interest securing the Term Loan Component, the Revolving Loan Component and the Existing Inventory Loan Component and subject to the terms and conditions set forth in the SPV Subordination Agreement

Any proceeds received by Textron Financial Corporation, as Agent, in connection with the Silverleaf Finance II Stock or the Silverleaf Finance II Subordinated Note shall be applied: (i) first to the repayment of the Term Loan Component;
(ii) after repayment of the Term Loan Component in full, then to the repayment of the Revolving Loan Component and Existing Inventory Loan, pari passu; and
(iii) after repayment of the Term Loan Component, Revolving Loan Component and Existing Inventory Loan in full, then to the repayment of the New Inventory Loan.

In addition, this Letter Agreement shall confirm that, for purposes of the Loan Agreement and all Loan Documents (including Section 3.1 of the Loan Agreement) the Additional Resort Collateral and the Silverleaf Finance I, Inc. Stock shall secure the Term Loan Component, the Revolving Loan Component, the Existing Inventory Loan and the New Inventory Loan as follows:

      (a) The Term Loan Component and the Existing Inventory Loan shall be secured, pari passu, by a first priority security interest in the Additional Resort Collateral and the Silverleaf Finance I, Inc. Stock;

      (b) The Revolving Loan Component shall be secured by a second priority security interest in the Silverleaf Finance I, Inc. Stock and the Additional Resort Collateral, subject only to the security interest securing the Term Loan Component and the Existing Inventory Loan;

      (c) The New Inventory Loan shall be secured by a subordinate security interest in the Silverleaf Finance I, Inc. Stock and the Additional Resort Collateral, subject only to the security interest securing the Term Loan Component, the Existing Inventory Loan and the Revolving Loan Component.

Any proceeds received by Textron Financial Corporation, as Agent, in connection with the Silverleaf Finance I, Inc. Stock or the Additional Resort Collateral shall be applied:

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(i) first to the repayment of the Term Loan Component and the Existing Inventory
Loan, pari passu; (ii) after repayment of the Term Loan Component and the Existing Inventory Loan in full, then to the repayment of the Revolving Loan Component; and (iii) after repayment of the Term Loan Component, the Existing Inventory Loan and the Revolving Loan Component in full, then to the repayment of the New Inventory Loan.

This Letter Agreement may be executed in two or more counterparts, all of which together shall be considered a single instrument. Delivery of an executed counterpart of a signature page to this Letter Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

This letter does not constitute an amendment or waiver of any term or condition of the Loan Agreements, and all such terms and conditions shall remain in full force and effect.

Please confirm your acknowledgement of and agreement with the terms of this Letter Agreement by signing in the appropriate space below.

                                                  Very truly yours,
                                                  TEXTRON FINANCIAL CORPORATION,
                                                  A Delaware corporation

                                                  /s/ John D'Annibale
                                                  -----------------------------
                                                  By:  John D'Annibale
                                                  Its: V.P.

The undersigned party acknowledges its agreement with the terms and conditions of this Letter Agreement:

                                                  SILVERLEAF RESORTS, INC.

                                                  /s/ Robert E. Mead
                                                  -----------------------------
                                                  By:  Robert E. Mead
                                                  Its: CEO

                                                  WEBSTER BANK

                                                  /s/ Scott A. Silvay
                                                  -----------------------------
                                                  By:  Scott A. Silvay
                                                  Its: Vice President

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                                                  BANK OF SCOTLAND

                                                  /s/ Amena Nabi
                                                  ------------------------------
                                                  By:  Amena Nabi
                                                  Its: Assistant Vice President